UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 23, 2015

URANIUM RESOURCES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33404	75-2212772
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

6950 S. Potomac Street, Suite 300 Centennial, Colorado	80112
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 531-0470

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07

Submission of Matters to a Vote of Security Holders.

On September 23, 2015, Uranium Resources, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”).  The total number of shares of the Company’s common stock voted in person or by proxy at the Annual Meeting was 21,644,556, representing approximately 72.1% of the 30,014,023 shares issued and outstanding and entitled to vote at the Annual Meeting and constituting a quorum.  The number of votes cast for, against or withheld, as well as abstentions and broker non-votes, as applicable, with respect to each matter is set out below.

Proposal 1.

Approval of the Issuance of Shares Pursuant to the Scheme Implementation Agreement with Anatolia Energy Limited

The stockholders approved the issuance of shares of the Company’s common stock in accordance with the scheme implementation agreement, dated June 3, 2015, by and between Anatolia Energy Limited and the Company:

For	Against	Abstain	Broker Non-Votes
12,564,819	171,310	8,818	8,899,609

Proposal 2.

Election of Directors

The stockholders elected all five nominees at the Annual Meeting to serve as directors until the Annual Meeting of Stockholders in 2016.  The voting results were as follows:

Nominee	For	Withheld	Broker Non-Votes
Terence J. Cryan	12,524,567	220,380	8,899,609
Christopher M. Jones	12,609,259	135,688	8,899,609
Marvin K. Kaiser	12,653,964	90,983	8,899,609
Tracy A. Stevenson	12,604,057	140,890	8,899,609
Mark K. Wheatley	12,610,056	134,891	8,899,609

Proposal 3.

Ratification of the Appointment of the Independent Registered Public Accountants

The stockholders ratified the appointment of Hein & Associates LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015.  The voting results were as follows:

For	Against	Abstain
21,346,786	211,075	86,695

Proposal 4.

Advisory Approval of Compensation of the Named Executive Officers

The stockholders approved the compensation of the Company’s named executive officers.  The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
12,422,068	196,999	125,880	8,899,609

Item 7.01

Regulation FD Disclosure.

On September 23, 2015, the Company issued a press release announcing the results of the Annual Meeting. The full text of the press release is furnished with this Form 8-K as Exhibit 99.1 and incorporated by reference herein.

The information in this Current Report on Form 8-K under Item 7.01, including the accompanying press release, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by reference to such filing.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit No.	Description
99.1	Press Release dated September 23, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 24, 2015

URANIUM RESOURCES, INC.

By:       /s/ Jeffrey L. Vigil

Name:

Jeffrey L. Vigil

Title:

Vice President–Finance and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated September 23, 2015.